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INDEPENDENT AUDITORS' CONSENT                                       EXHIBIT 23.1


We consent to the incorporation by reference in Registration Statement No. 333-21295 of MLC Holdings, Inc. on Form S-8 of our report dated June 5, 1997, appearing in this Annual Report on Form 10-K of MLC Holdings, Inc. for the year ended March 31, 1997.


/s/Deloitte & Touche LLP
McLean, VA
June 30, 1997